Barrett International
Shares

Fund #401








Annual Report
August 31, 1999




Barrett International Shares are a class of the Scudder International Fund

--------------------------------------------------------------------------------

Board of Directors

Lynn S. Birdsong         Chairman of the Board and Director

Paul Bancroft III        Director; Venture Capitalist and Consultant

Sheryle J. Bolton        Director; Chief Executive Officer, Scientific Learning
                         Corporation

William T. Burgin        Director; General Partner, Bessemer Venture Partners

Keith R. Fox             Director; Private Equity Investor

William H. Luers         Director; Chairman and President, U.N. Association of
                         America

Kathryn L. Quirk         Director; Vice President and Assistant Secretary

Joan E. Spero            Director; President, Doris Duke Charitable Foundation

--------------------------------------------------------------------------------

Honorary Directors

Thomas J. Devine         Honorary Director; Consultant

William H. Gleysteen,
Jr.                      Honorary Director; Consultant; Guest Scholar, Brookings
                         Institution

Wilson Nolen             Honorary Director; Consultant

Robert G. Stone, Jr.     Honorary Director; Chairman Emeritus and Director,
                         Kirby Corporation

--------------------------------------------------------------------------------

Officers

Nicholas Bratt*          President

Elizabeth J. Allan*      Vice President

Irene T. Cheng*          Vice President

Joyce E. Cornell*        Vice President

Susan E. Dahl*           Vice President

Philip S. Fortuna*       Vice President

Carol L. Franklin*       Vice President

Edmund B. Games, Jr.*    Vice President

Theresa Gusman*          Vice President

Ann M. McCreary*         Vice President

Sheridan Reilly*         Vice President

Shahram Tajbakhsh*       Vice President

John Millette*           Vice President and Secretary

John R. Hebble*          Treasurer

Richard W. Desmond*      Assistant Secretary

Caroline Pearson*        Assistant Secretary

*Scudder Kemper Investments, Inc.

Dear Shareholders,

We are pleased to provide you with the August 31, 1999 annual report for the Barrett International Shares (the "fund"), a class of shares of Scudder International Fund.

Investing in the foreign markets has long been considered a way to achieve meaningful portfolio diversification. While this notion was called into question when all of the global markets plummeted in unison during the crisis period last fall, the events of 1999 have shown that investors who place a portion of their assets overseas may be able to take advantage of important developments occurring outside of the United States. In Europe, for instance, the introduction of the euro has facilitated a new wave of merger and acquisition activity. In Japan, corporate earnings stand to benefit from the fact that the long-awaited restructuring process finally appears to be underway. The historic changes taking place in these regions have created a wealth of opportunities for bottom-up stockpickers to invest in companies that are poised to capitalize on the evolution of the global economy. The ability of the management team of Barrett International Shares to take advantage of many such opportunities has enabled the fund to post a 32.22% return over the twelve months and a 15.27% return for the five months ended August 31, 1999. For more information on the fund's investment strategy and the trends driving the overseas markets, please turn to the Portfolio Management Discussion that begins on page 9.

We have changed the fund's fiscal year-end from March 31 to August 31 as part of a larger effort to create efficiencies and reduce the costs of producing fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the fund's annual and semiannual periods ending in August and February.

Finally, it should be noted that Daniel Pierce retired in June of this year as Chairman of Barrett International Shares, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Barrett International Shares' team in this capacity, and look forward to serving your interests.

Thank you for your investment in the Barrett International Shares. Should you have any questions regarding your investment, please call us at 1-800-854-8525.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong

Chairman,
Barrett International Shares

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 1999


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


               Barrett International Shares        MSCI EAFE & Canada Index*

                   4/98**    10000                           10000
                   6/98      10420                           10001
                   8/98       9168                            8780
                  10/98       9530                           10669
                  12/98      10222                           11641
                   2/99      10071                           11350
                   4/99      11128                           12330
                   6/99      11327                           12165
                   8/99      12121                           12551


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 8/31/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Barrett International Shares
--------------------------------------------------------------------------------
1 year                        $ 13,222               32.22%              32.22%
--------------------------------------------------------------------------------
Life of Fund**                $ 12,290               22.90%              15.74%
--------------------------------------------------------------------------------
MSCI EAFE & Canada Index*
--------------------------------------------------------------------------------
1 year                        $ 12,616               26.16%              26.16%
--------------------------------------------------------------------------------
Life of Fund**                $ 11,078               10.78%               7.96%
--------------------------------------------------------------------------------


* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The fund commenced operations on April 3, 1998. Index comparisons begin April 30, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING
THE BARRETT INTERNATIONAL SHARES TOTAL RETURN (%)
AND MSCI EAFE & CANADA INDEX* TOTAL RETURN (%)

CHART DATA:

              Barrett International Shares           Msci EAFE & Canada Index*

              1998**       -7.05                               -12.20
              1999         32.22                                26.16

                         Yearly periods ended August 31


                                          1998** 1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                                 -7.05              32.22
--------------------------------------------------------------------------------
Index Total
Return (%)                                -12.20              26.16
--------------------------------------------------------------------------------
Net Asset
Value ($)                                  48.61              54.94
--------------------------------------------------------------------------------
Income
Dividends ($)                                  --                 --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                            .11               8.10
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The fund commenced operations on April 3, 1998. Index comparisons begin April 30, 1998.

    Effective August 2, 1999, the Fund offers three share classes: International Shares, Barrett International Shares, and Class R Shares. The total return information provided is for the Fund's Barrett International Shares Class.

    All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 1999


--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 1% Cash Equivalents)                           Fund management further
                                                                   increased the
                                                        portfolio's weighting in
                                                           Japan and the Pacific
                                                          Basin, and reduced its
                                                             holdings in Europe.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Europe                      60%

    Japan                       29%

    Pacific Basin               10%

    Canada                       1%
------------------------------------
                               100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 1% Cash Equivalents)                            The fund's holdings in
                                                          cyclicals and Japanese
                                                           financial stocks were
                                                          among top contributors
                                                                 to performance.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Manufacturing               19%

    Financial                   18%

    Technology                  13%

    Communications               9%

    Consumer Staples             8%

    Service Industries           7%

    Energy                       6%

    Metals & Materials           4%

    Consumer Discretionary       4%

    Other                       12%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(17% of Portfolio)                                            The fund's top ten
                                                            holdings reflect its
                                                                   high level of
                                                             diversification and
                                                          focus on well-managed,
                                                         fast-growing companies.
  1.     Elf Aquitaine SA
         Petroleum company in France

  2.     Reuters Group plc
         International news and information organization in the United Kingdom

  3.     Rio Tinto plc
         Mining company based in the United Kingdom

  4.     NTT Mobile Communications Network, Inc.
         Provider of various telecommunication services and equipment in Japan

  5.     Fujitsu Ltd.
         Manufacturer of computers in Japan

  6.     Nokia OYJ
         Manufacturer of telecommunication networks and equipment in Finland

  7.     Daiwa Securities Co., Ltd.
         Provider of brokerage and other financial services in Japan

  8.     Mannesmann AG
         Manufacturer of diversified industrial products in Germany

  9.     Toshiba Corp.
         Manufacturer of electric machinery in Japan

 10.     Orange plc
         Operator of digital mobile telephone network in the United Kingdom

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 1999

In the following interview, Portfolio Manager Irene Cheng discusses Barrett International Shares' (the "fund") strategy and the market environment during the five-month period ending August 31, 1999.

Q: The international markets have experienced high levels of volatility in recent months. To what do you attribute this development?

A: The increase in volatility is largely the result of the market's struggle to balance the two most important effects of a stronger economy: rising interest rates and improved corporate earnings. Investors across the world have been keeping a close eye on the interest rate picture in the United States, where two quarter-point increases by the Federal Reserve have prompted investors to question the bull market's sustainability. The concern over higher rates has spilled over into Europe, where stronger growth has fueled fears that the European Central Bank will be inclined to tighten as early as this year. Although the rate issue has been roiling the markets for months now, we believe that it represents only a short-term difficulty. In contrast, restructuring and consolidation activity is a powerful long-term theme that has been, and should continue to be, a primary driver of stock market performance overseas. This continuing trend, against a backdrop of economic recovery in its early days in Europe and Japan, remains quite bullish for the international markets despite the day-to-day turbulence that we have witnessed in recent months.

Q: How did consolidation activity affect fund performance over the period?

A: Corporate activity had a significant impact in two ways. First, we benefited directly from our positions in a number of companies that were the subject of takeover bids. Second, and probably more important, we owned a number of stocks that were lifted when other companies in similar industries announced deals. A case in point is the recent announcement of a proposed three-way merger in the Japanese financial industry between Fuji Bank,

Industrial Bank of Japan (IBJ), and Dai-Ichi Kangyo Bank (DKB). Although Fuji is the only one of the three that we own directly, our other holdings in the Japanese financial sector -- such as Sakura Bank, Sanwa Bank, Sumitomo Trust and Banking, Daiwa Securities, and Nomura Securities -- were boosted on the hopes that meaningful rationalization in the industry has finally begun.

In Europe, consolidation has continued to accelerate at a ferocious pace, and we have benefited from our positions on many sides of the deals. For example, Carrefour (a fund holding) recently offered to merge with Promodes in a combination of two of the biggest players in the French food retailing industry. Carrefour's stock rose on the news, and we believe that it has further to run due to the potential for the company to gain synergies and significantly improve its competitive position. This deal also strongly boosted the price of another potential merger target -- and fund holding -- Casino. We also owned a large position in Elf Aquitane, the French oil company that recently agreed to join forces with TotalFina. In the U.K., we benefited from our large position in BOC, an industrial gases company that the key player in a three-company consolidation in process. Also in the U.K., we held Select Appointments, the fast growing specialist staffing company that was recently bought out by a Dutch competitor, Vedior NV. Our positions in companies such as these provided a significant boost to performance by allowing the fund to participate in the explosive increase in consolidation activity in the overseas markets, and we would expect more to follow.

Q: How has the fund performed over the last year, and in the five months since the last report?

A: The fund has done very well, rising 32.22% over the 12-month reporting period ended on August 31. In comparison, the fund's benchmark -- the MSCI EAFE + Canada Index -- returned 26.16%. Over the five months since the last report, the fund has risen 15.27% versus 6.15% for the benchmark. We believe that strong stock selection across all regions has been the driving force behind the fund's outstanding performance.

Q: Earlier, you mentioned that the fund holds a large position in the Japanese financial sector. What factors led you to take such a heavy weighting in a sector that, until the last 9-12 months, had been performing so poorly?

A: When we first established our position in Japanese financials earlier in the year, we were intrigued by the fact that the sector was so deeply out of favor. Many financial stocks had been decimated, and the prevailing expectation was that bank failures were inevitable. However, we felt that the government's injection of public funds into the banking system was a key step that would limit further deterioration in the sector. Most important, these funds were made available under the strict conditions that banks improve their profitability and institute reforms. While this view was not in line with the consensus at the time, our early entry into financials allowed us to participate in the full length of their rally. At this juncture, we continue to believe that the market remains skeptical regarding meaningful restructuring and consolidation in the industry, and has not yet fully discounted the improved outlook for the sector.

Q: How has the fund's position in cyclicals affected performance?

A: Cyclicals have been strong for us in both Europe and Japan. We first built up the position late in 1998 once it became more apparent that the improving health of the global economy meant that a defensive positioning was no longer warranted. The fact that we moved into cyclicals a few months early proved to be a distinct positive in a market where changes are being discounted into asset prices faster than at any time in history. At this stage, we are more optimistic on Japanese cyclicals, because (as with banks) expectations are not as high as they are in Europe. Investors have generally accepted the notion that growth in Europe will rebound, which means that the potential benefit of a stronger economy is already discounted into stock prices to a greater extent. In Japan, on the other hand, there is still a great deal of doubt as to whether the bounce in the economy is for real, or merely the temporary result of the country's economic stimulus plan. The fact that there are still so many variables in Japan means that there is more breathing room for us to move in and take advantage of some very interesting opportunities. Currently, some of our favorite names among cyclicals are Rio Tinto, the premier global mining company in the U.K., Siemens in Germany, and NEC, Hitachi, and Nissan Motors in Japan.

Q: Have you found any opportunities in the emerging markets?

A: Yes. The bulk of our position in the developing countries consists of technology stocks, primarily semiconductor manufacturers. The industry has suffered over the latter part of the 1990s, with overcapacity pushing prices to a level that proved unprofitable for many chip makers. Now that demand is increasing and some of the excess capacity has been wrung out of the industry, investors have gone on the prowl for bargains among the top companies in the sector. Fund holdings that were positioned to benefit from this turnaround were Samsung Electronics and Taiwan Semiconductor. We also established positions in Taiwanese tech companies that are capitalizing on the growing trend toward outsourcing, such as Compal Electronics and Hon Hai Precision. The fund's emerging market tech names have performed extremely well overall, with several doubling during the first eight months of 1999.

Q: What is your outlook for the international markets from here?

A: We remain optimistic that the themes I mentioned earlier -- restructuring and consolidation -- will continue to provide a strong underpinning for the foreign markets, and will give bottom-up investors the opportunity to take advantage of the positive performance of the many individual companies that are poised to benefit from the ongoing process of secular change. That said, we also believe that some caution may be warranted at this point -- the global stock markets have come a long way in the past twelve months, and are vulnerable to a larger-than-expected jump in interest rates. Regardless of the short-term fluctuations of the markets, however, we will remain focused on adding value for shareholders by investing in companies that are on the cusp of significant positive changes.

Investment Portfolio                                       as of August 31, 1999
--------------------------------------------------------------------------------

                                                          Principal      Market
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Repurchase Agreements 0.8%
------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette
  dated 8/31/1999 at 5.42%, to be repurchased at
  $29,219,398 on 9/1/1999, collateralized by a
  $29,375,000 U.S. Treasury Bond, 5.875%, 2/15/2000
  (Cost $29,215,000) .................................   29,215,000     29,215,000


------------------------------------------------------------------------------------
Commercial Paper 0.3%
------------------------------------------------------------------------------------

Wal-Mart Stores, Inc., 5.24%**, 9/13/1999
  (Cost $9,982,533) ..................................   10,000,000      9,982,533


------------------------------------------------------------------------------------
Participating Loan Notes 0.4%
------------------------------------------------------------------------------------

Luxembourg

Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to
  12/31/2005, 1% plus 26.45% of net available cash flow
  to 4/30/2040 (Cost $13,351,889) ....................       10,250(b)  14,097,188


------------------------------------------------------------------------------------
Convertible Bonds 0.1%
------------------------------------------------------------------------------------

Philippines

International Container Terminal, Inc., 1.75%, 3/13/2004
  (Putable 3/13/2002) (Cost $3,194,166) ..............    2,753,000      2,697,940



                                                           Shares
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Common Stocks 98.4%
------------------------------------------------------------------------------------

Australia 1.8%

Broken Hill Proprietary Co. Ltd. (Petroleum, mineral, and
  steel exploration and production) ..................    2,974,575     32,080,322

WMC Ltd. (Mineral exploration and production) ........    4,802,500     21,231,013

Woodside Petroleum Ltd. (Oil and gas producer) .......    1,814,600     12,723,517
                                                                     ---------------
                                                                        66,034,852
                                                                     ---------------

Canada 1.3%

Canadian National Railway Co. (Railroad operator) ....      723,000     45,916,672
                                                                     ---------------

China 0.1%

Jiangsu Expressway Co., Ltd. "H" (Highway developer) .     6,783,000     1,222,957

Shenzhen Expressway Co. "H" (Highway developer) ......    3,016,000        528,240
                                                                     ---------------
                                                                         1,751,197
                                                                     ---------------

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Finland 1.5%

Nokia OYJ (Manufacturer of telecommunication networks
  and equipment) .......................................... 651,200     54,426,041
                                                                     ---------------


France 14.2%

AXA SA (Provider of insurance, finance and real estate
  services) ............................................... 101,192     12,611,209

Accor SA (Provider of catering, hotel and travel services)   75,755     18,257,036

Alcatel (Manufacturer of telecommunication equipment) ..... 118,529     18,182,679

Alstom* (Designer and manufacturer of infrastructure
  systems and components) ................................. 299,275     10,093,784

Carrefour SA (Hypermarket operator and food retailer) ..... 164,220     26,755,436

Christian Dior (Fashion house) ............................ 184,105     29,605,638

Club Mediterranee SA* (Operator of vacation resorts) ......  60,992      6,323,597

Elf Aquitaine SA (Petroleum company) ...................... 583,750    102,518,027

Etablissements Economiques du Casino
  Guichard-Perrachon S.A. (Operator of supermarkets
  and convenience stores) ................................. 427,332     28,029,953

Eurotunnel SA* (Developer of Channel Tunnel)             21,261,013     32,390,056

LVMH (Louis Vuitton Moet Hennessy) (Producer of wines,
  spirits and luxury products) ............................  64,854     19,767,206

Lafarge SA (Producer of cement, concrete and
  aggregates) ............................................. 331,597     35,677,696

Pinault-Printemps-Redoute SA (Operator of department
  stores) ................................................. 147,248     25,548,094

Renault SA (Manufacturer of automobiles, buses, industrial
  and agricultural vehicles) .............................. 384,289     20,734,492

Rhone-Poulenc S.A. "A" (Pharmaceutical company) ........... 941,467     45,737,481

Societe BIC SA (Manufacturer of office supplies) .......... 615,087     32,276,281

Suez Lyonnaise des Eaux (Provider of water supply and
  treatment services) ..................................... 189,281     31,619,457

Union des Assurances Federales (Insurance group) .......... 136,948     16,994,914
                                                                     ---------------
                                                                       513,123,036
                                                                     ---------------


Germany 10.3%

BASF AG (International chemical producer) ................. 895,339     40,635,916

Commerzbank AG (Bank) ..................................... 510,000     18,290,902

Dresdner Bank AG (Bank) ................................... 569,000     26,246,054

Heidelberger Druckmaschinen AG (Manufacturer of
  commercial printing presses) ............................ 119,282      7,571,666

Hoechst AG (Chemical producer) ............................ 943,564     39,929,752

HypoVereinsbank AG (Bank) ................................. 386,620     22,946,288

Karstadt AG (Operator of department store chain) ..........  43,109     20,432,016

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Mannesmann AG (Manufacturer of diversified industrial
  products) .....................................           327,292     50,276,758

SAP AG (pfd.) (Manufacturer of computer software)            83,347     33,507,253

Siemens AG (Electrical engineering and electronics
  company) ......................................           562,580     47,376,461

VEBA AG (Electric utility, distributor of oil
  and chemicals) ................................           650,550     41,501,448

Viag AG (Provider of electrical power and natural gas
  services) .....................................         1,113,554     23,738,408
                                                                     ---------------
                                                                       372,452,922
                                                                     ---------------

Hong Kong 1.8%

Cheung Kong Holdings Ltd. (Real estate company) .         2,360,000     20,591,247

Citic Pacific Ltd. (Diversified holding company)          6,190,000     19,251,702

Hong Kong & China Gas Co., Ltd. (Gas utility) ...                19             27

Kerry Properties, Ltd. (Real estate company) ....         3,822,155      4,774,648

New World China Land Ltd.* (Property
  development) ..................................            38,918         31,325

New World Development Co., Ltd. (Property investment
  and development) ..............................         7,783,616     18,744,953

New World Infrastructure Ltd.* (Investment and operation of
  infrastructure projects) ......................         2,068,200      2,903,223
                                                                     ---------------
                                                                        66,297,125
                                                                     ---------------


Hungary 0.1%

The First Hungary Fund Limited "A"* (Investment
  company) ......................................             3,619      4,397,085
                                                                     ---------------


Italy 5.0%

Arnoldo Mondadori Editore SpA (Book publisher) ..           763,000     12,390,767

Assicurazioni Generali (Insurance company) ......           712,300     24,076,817

Banca Nazionale del Lavoro* (Bank) ..............         7,816,100     25,468,659

Class Editori SpA (Publishing house) ............           871,900      6,724,492

Finmeccanica SpA* (Designer and developer of
  aeronautical equipment) .......................        22,814,000     19,212,318

Gruppo Editoriale L'Espresso (Publisher) ........           587,000      9,408,405

Mediaset SpA (Broadcasting and television networks)       1,803,400     15,950,107

Seat Pagine Gialle SpA (Publisher of telecommunication
  directories and provider of advertising
  services) .....................................        23,830,800     32,901,401

Tecnost SpA* (Developer of information systems) .         6,839,100     17,907,684

Telecom Italia SpA (Telecommunication services) .         1,849,500     18,647,151
                                                                     ---------------
                                                                       182,687,801
                                                                     ---------------


Japan 28.9%

Advantest Corp. (Producer of measuring instruments and
  semiconductor testing devices) ................             157,300     21,326,623

Asahi Glass Co., Ltd. (Manufacturer of
  glass products) ...............................           2,185,000     13,804,620
Benesse Corp. (Provider of educational services)            176,100       30,547,795

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Canon Inc. (Producer of visual image and information
  equipment) .........................................      658,000     19,223,957

Daiwa Securities Co., Ltd. (Provider of brokerage and other
  financial services) ................................    5,591,000     50,585,967

Fanuc Ltd. (Manufacturer of numerically controlled
  equipment for machine tools) .......................      153,400      9,243,495

Fuji Bank, Ltd. (Commercial bank) ....................    4,170,000     43,021,090

Fujisawa Pharmaceutical Co. (Pharmaceutical company) .      320,000      5,495,481

Fujitsu Ltd. (Manufacturer of computers) .............    1,861,000     54,540,400

Fujitsu Support and Service Inc. (Provider of information
  services) ..........................................       51,500     13,306,400

Hikari Tsushin, Inc. (Provider of long distance and cellular
  telephone services) ................................       35,000     18,469,826

Hitachi, Ltd. (Manufacturer of general electronics) ..    3,629,000     36,810,180

Kawasaki Steel Corp. (Major integrated steelmaker) ...    7,446,000     16,995,344

Komatsu Ltd. (Manufacturer of construction machinery)     1,827,000     11,676,253

Matsushita Electric Industrial Co., Ltd. (Manufacturer of
  consumer electronic products) ......................    1,732,000     34,156,122

Murata Manufacturing Co., Ltd. (Manufacturer of ceramic
  applied electronic components) .....................      473,000     38,002,374

NEC Corp. (Manufacturer of telecommunication and
  computer equipment) ................................    2,658,000     43,195,837

Nikko Securities Co., Ltd. (Securities broker and dealer) 3,727,000     32,257,792

Nippon Telegraph & Telephone Corp. (Telecommunication
  services) ..........................................        3,368     37,821,967

Nissan Motor Co., Ltd. (Manufacturer of motor vehicles)   4,702,000     27,388,624

Nomura Securities Co., Ltd. (Provider of brokerage
  services) ..........................................    2,499,000     36,619,145

NSK Ltd. (Manufacturer of bearings and motor vehicle
  machine parts) .....................................    3,247,000     20,869,972

NTT Mobile Communications Network, Inc. (Provider of
  various telecommunication services and equipment) ..        3,740     61,872,364

SMC Corp. (Manufacturer of directional control devices)      65,200      9,941,021

Sakura Bank, Ltd. (Bank) .............................    8,045,000     42,601,114

Sanwa Bank, Ltd. (Bank) ..............................    3,093,000     42,358,258

Shin-Etsu Chemical Co., Ltd. (Producer and distributor of
  synthetic resins and chemicals) ....................      635,000     25,856,843

Sony Corp. (Manufacturer of consumer electronic
  products) ..........................................      280,600     36,327,107

Sony Corp. (ADR) .....................................       66,700      8,491,744

Sumitomo Trust & Banking Co., Ltd. (Commercial Bank) .    5,994,000     39,949,055

TDK Corp. (Manufacturer of magnetic tapes and floppy
  discs) .............................................      204,000     24,771,296

Teijin Ltd. (Manufacturer of polyester products) .....    3,881,000     16,476,445

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

THK Co., Ltd. (Manufacturer of linear motion systems for
  industrial machinery) ..............................      321,600     10,540,893

Tokyo Electron Ltd. (Manufacturer of semiconductor
  production equipment) ..............................      512,000     35,993,792

Toshiba Corp. (Manufacturer of electric machinery) ...    5,559,000     49,382,881

Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of
  ethical drugs) .....................................      531,000     23,658,176
                                                                     ---------------
                                                                     1,043,580,253
                                                                     ---------------


Korea 1.0%

Samsung Electronics Co., Ltd. (Electronics manufacturer)    194,750      36,953,833
                                                                     ---------------


Netherlands 6.7%

AEGON Insurance Group NV (Insurance company) .........      248,470     21,765,546

Akzo Nobel NV (Producer and marketer of healthcare
  products, coatings, chemicals and fibers) ..........      499,500     23,278,054

DSM NV (Chemical manufacturer) .......................      109,180     12,861,706

Elsevier NV (International book publisher) ...........    1,685,000     19,430,844

Equant NV* (Provider of international data network
  services) ..........................................      350,810     31,082,936

Gucci Group NV, (New York Shares) (Registered) (Designer
  and producer of personal luxury accessories
  and apparel) .......................................      495,780     41,521,575

Heineken Holding NV "A" (Producer and distributor of
  beers, spirits, wines, soft drinks) ................      688,985     25,511,916

Koninklijke Ahold NV (International food retailer) ...      450,064     16,141,327

STMicroelectronics NV (Manufacturer of semiconductor
  integrated circuits) ...............................      352,420     23,433,172

United Pan-Europe Communications NV*
  (Telecommunication services) .......................      221,943     13,477,787

VNU NV (International publishing company) ............      391,510     15,035,392
                                                                     ---------------
                                                                       243,540,255
                                                                     ---------------


Philippines 0.0%

International Container Terminal Services, Inc.*
  (Containerized cargo handling firm) ................   10,537,050      1,128,733
                                                                     ---------------


Singapore 0.5%

DBS Bank, Ltd. (Banking and financial services) ......      128,607      1,473,678

DBS Bank, Ltd. (Foreign Registered) ..................      789,000      9,040,967

Oversea-Chinese Banking Corp., Ltd. (Foreign registered)
  (Commercial bank) ..................................      911,000      6,382,355
                                                                     ---------------
                                                                        16,897,000
                                                                     ---------------

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Spain 0.6%

Telefonica Publicidad e Informacion, SA* (Publisher of
  telephone directories) .............................       96,531      2,216,112

Telefonica S.A.* (Telecommunication services) ........    1,324,569     21,160,055
                                                                     ---------------
                                                                        23,376,167
                                                                     ---------------


Switzerland 2.4%

Clariant AG (Registered) (Manufacturer of color chemicals)   23,812     11,449,892

Nestle SA (Registered) (Food manufacturer) ...........       17,186     33,940,647

Novartis AG (Registered) (Pharmaceutical company) ....       14,046     20,224,756

Roche Holdings AG (Producer of drugs and medicines) ..        1,712     19,811,255
                                                                     ---------------
                                                                        85,426,550
                                                                     ---------------


Taiwan 3.9%

China Motor Company Ltd. (Manufacturer of trucks and
  automobiles) .......................................    8,109,640     10,455,825

Chinatrust Commercial Bank (Bank) ....................   14,861,560     14,861,560

Compal Electronics Inc. (Manufacturer and marketer of
  notebook computers and color monitors) .............    5,281,229     17,687,135

Far Eastern Textile Ltd. (Manufacturer of natural
  and synthetic textile products) ....................   16,115,270     23,362,074

Hon Hai Precision Industry Co., Ltd. (Manufacturer of
  electronic connectors and cable assemblies) ........    2,605,400     16,959,679

Siliconware Precision Industries Co. (Manufacturer of
  integrated circuit plates) .........................    9,156,120     17,995,519

Taiwan Semiconductor Manufacturing Co. (Manufacturer of
  integrated circuits) ...............................    7,259,630     30,819,184

Yang Ming Marine Transport (Marine transportation) ...   18,248,000     10,386,440
                                                                     ---------------
                                                                       142,527,416
                                                                     ---------------


United Kingdom 18.3%

Billiton plc (Mining company specializing in aluminum)    4,087,844     16,631,235

BOC Group plc (Producer of industrial gases) .........    2,118,054     44,540,753

BP Amoco plc (Producer of oil and petrochemicals) ....    2,095,995     38,824,013

Carlton Communications plc (Television post production
  products and services) .............................    2,207,253     16,719,169

General Electric Co., plc (Manufacturer of power,
  communications and defense equipment) ..............    3,706,346     36,975,873

Glaxo Wellcome plc (Pharmaceutical company) ..........      784,166     20,575,081

J Sainsbury plc (Retail distributor of food through
  supermarkets) ......................................    4,029,942     27,741,536

HSBC Holdings plc (International banking and financial
  services company) ..................................      379,200      4,700,352

LASMO plc (Oil production and exploration) ...........    1,175,893      2,909,172

Marks & Spencer, plc (Retailer of consumer goods and
  foods) .............................................    6,943,838     46,461,739

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Orange plc* (Operator of digital mobile telephone
  networks) ..........................................    2,842,834     47,930,816

Prudential Corporation plc (Provider of a broad range of
  nancial services) ..................................    3,009,264     44,476,335

Reed International plc (Publisher of scientific, professional
  and business to business materials) ................    2,706,485     17,946,245

Rentokil Intitial plc (Environmental services company)    3,390,430     13,562,352

Reuters Group plc (International news and information
  organization) ......................................    4,387,671     64,390,750

Rio Tinto plc (Mining company) .......................    3,586,204     64,237,811

Royal & Sun Alliance Insurance Group plc (Insurance
  company) ...........................................    2,984,534     24,812,342

Select Appointments Holdings plc* (Provider of recruitment
  services) ..........................................    1,098,634     15,655,161

Shell Transport & Trading plc (Petroleum company) ....    6,001,208     47,794,979

SmithKline Beecham plc (Manufacturer of ethical drugs
  and healthcare products) ...........................    1,753,404     22,788,272

United News & Media plc (Information and publication
  services group) ....................................      712,197      7,002,167

Vodafone AirTouch plc (Telecommunication services) ...    1,576,406     31,706,864
                                                                     ---------------
                                                                       658,383,017
                                                                     ---------------

Total Common Stocks (Cost $2,618,999,504)                            3,558,899,955
------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $2,674,743,092) (a)        3,614,892,616
------------------------------------------------------------------------------------

*   Non-income producing security.

**  Annualized yield at time of purchase; not a coupon rate (unaudited).

(a) The cost for federal income tax purposes was $2,675,421,974. At August 31, 1999, net unrealized appreciation for all securities based on tax cost was $939,470,642. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,013,606,369 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $74,135,727.

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

    Currency Abbreviation
    ---------------------------
    EUR        euro

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of August 31, 1999
--------------------------------------------------------------------------------


Assets
------------------------------------------------------------------------------------

Investments, at market (identified cost $2,674,743,092) .........    $3,614,892,616

Cash ............................................................             1,534

Foreign currency holdings, at market (identified cost $14,881,184)       15,039,420

Receivable for investments sold .................................        52,323,906

Receivable for Fund shares sold .................................        11,672,094

Dividends and interest receivable ...............................         2,449,642

Foreign taxes recoverable .......................................         3,811,902

Other assets ....................................................           208,469
                                                                     ---------------
Total assets ....................................................     3,700,399,583


Liabilities
------------------------------------------------------------------------------------
Payable for investments purchased ...............................        48,201,018

Payable for Fund shares redeemed ................................         4,752,489

Unrealized depreciation on forward currency exchange contracts ..         5,448,314

Accrued management fee ..........................................         2,432,369

Other payables and accrued expenses .............................         1,706,612
                                                                     ---------------
Total liabilities ...............................................        62,540,802

Net assets, at market value .....................................    $3,637,858,781


Net Assets
------------------------------------------------------------------------------------
Net assets consist of:

Undistributed net investment income .............................        12,626,603

Unrealized appreciation (depreciation) on:

Investments .....................................................       940,149,524

Foreign currency related transactions ...........................       (5,347,150)

Accumulated net realized gain (loss) ............................       111,723,665

Paid-in capital .................................................     2,578,706,139

Net assets, at market value .....................................    $3,637,858,781

Net Asset Value
------------------------------------------------------------------------------------
International Shares

Net asset value, offering and redemption price per share ($3,609,871,428 /
65,846,905 shares of capital stock outstanding, $.01 par value, 100,000,000
shares authorized) ..............................................              $54.82

Barrett International Shares

Net asset value, offering and redemption price per share ($25,164,275 / 458,016 shares of capital stock outstanding, $.01 par value, 100,000,000 shares
authorized) .....................................................              $54.94

Class R Shares

Net asset value, offering and redemption price per share ($2,823,078 / 51,539 shares of capital stock outstanding, $.01 par value, 100,000,000 shares
authorized) .....................................................              $54.78

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------


Investment Income                                    Five Months       Year Ended
                                                   Ended August 31,    March 31,
                                                   1999 (Note A)         1999
------------------------------------------------------------------------------------

Income:

Dividends (net of foreign taxes withheld of .....   $   28,400,314   $   52,285,237
$4,234,181 and $6,411,078, respectively)

Interest ........................................        1,835,323        9,490,808
                                                    ---------------  ---------------
                                                        30,235,637       61,776,045
                                                    ---------------  ---------------
Expenses:

Management fee ..................................       11,269,103       23,819,941

Services to shareholders ........................        3,970,153        7,389,758

Custodian and accounting fees ...................        1,226,072        2,319,746

Directors' fees and expenses ....................           14,291           63,387

Reports to shareholders .........................          214,576          430,297

Auditing ........................................           65,940          159,558

Legal ...........................................           39,476           69,182

Registration fees ...............................           96,549           98,771

Other ...........................................          155,188          228,884
                                                    ---------------  ---------------
                                                        17,051,348       34,579,524

Net investment income                                   13,184,289       27,196,521


Realized and unrealized gain (loss) on investment
transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from:

Investments .....................................      121,633,538      505,050,696

Foreign currency related transactions (including
  CPMF tax of $-- and $45,856, respectively) ....        (470,928)       (9,203,032)
                                                    ---------------  ---------------
                                                       121,162,610      495,847,664
                                                    ---------------  ---------------

Net unrealized appreciation (depreciation) during the period on:

Investments .....................................      356,001,814    (310,921,292)

Foreign currency related transactions ...........      (4,920,713)        (242,949)
                                                    ---------------  ---------------
                                                       351,081,101    (311,164,241)

Net gain (loss) on investment transactions             472,243,711      184,683,423

Net increase (decrease) in net assets resulting
  from operations                                   $  485,428,000   $  211,879,944

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                  Five Months
                                     Ended
Increase (Decrease) in             August 31,           Years Ended March 31, 1999
Net Assets                        1999 (Note A)           1999            1998
------------------------------------------------------------------------------------

Operations:

Net investment income ............ $   13,184,289   $   27,196,521   $   23,071,776

Net realized gain (loss) from
  investment transactions ........    121,162,610     495,847,664       283,592,889

Net unrealized appreciation
  (depreciation) on investment
  transactions during the period .    351,081,101    (311,164,241)      229,773,170
                                   ---------------- ---------------  ---------------

Net increase (decrease) in net
  assets resulting from operations    485,428,000      211,879,944      536,437,835
                                   ---------------- ---------------  ---------------
Distributions to shareholders
  from:

Net investment income--
  International Shares ...........             --               --     (12,911,722)

Net realized gains--
  International Shares ...........  (164,421,947)    (303,892,941)    (274,137,681)
                                   ---------------- ---------------  ---------------

Net realized gains-- Barrett
  International Shares ...........    (1,218,599)      (2,373,251)               --
                                   ---------------- ---------------  ---------------

Fund share transactions:

Proceeds from shares sold ........  1,241,030,773    2,263,481,804    1,071,204,110

Net asset value of shares issued
  to shareholders in reinvestment
  of distributions ...............    157,322,243      290,405,369      269,844,500

Cost of shares redeemed .......... (1,193,055,248)  (2,231,646,711)  (1,288,548,383)
                                   ---------------- ---------------  ---------------

Net increase (decrease) in net
  assets from Fund share
  transactions ...................    205,297,768      322,240,462       52,500,227
                                   ---------------- ---------------  ---------------
Increase (decrease) in net assets     525,085,222      227,854,214      301,888,659

Net assets at beginning of period   3,112,773,559    2,884,919,345    2,583,030,686

Net assets at end of period
  (including undistributed net
  investment income of
  $12,626,603, $2,638,610, and
  $6,551,066, respectively) ......$ 3,637,858,781  $ 3,112,773,559  $ 2,884,919,345

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

International Shares


------------------------------------------------------------------------------------
Years Ended March 31,           1999(b)   1999     1998     1997    1996     1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $50.07  $52.06   $48.07   $45.71   $39.72  $42.96
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Income from investment
operations:
------------------------------------------------------------------------------------
  Net investment income            .20(d)  .47(c)   .43      .30      .38     .21
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    7.20    3.10     9.16     4.53     7.19   (1.03)
                                ----------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                      7.40    3.57     9.59     4.83     7.57    (.82)
------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------
  From net investment income        --      --    (.25)   (1.28)    (.40)      --
------------------------------------------------------------------------------------
  From net realized gains on
  investment transactions       (2.65)  (5.56)   (5.35)   (1.19)   (1.18)   (2.42)
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total distributions             (2.65)  (5.56)   (5.60)   (2.47)   (1.58)   (2.42)
------------------------------------------------------------------------------------
Net asset value, end of period  $54.82  $50.07   $52.06   $48.07   $45.71  $39.72
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                15.19**   7.18    21.57    10.74    19.25   (2.02)
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     3,610   3,090    2,885    2,583    2,515   2,192
------------------------------------------------------------------------------------
Ratio of operating expenses to
average net assets (%)           1.21*    1.17     1.18     1.15     1.14    1.19
------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)         .93*     .92      .83      .64      .86     .48
------------------------------------------------------------------------------------
Portfolio turnover rate (%)       81.5*    79.9     55.7     35.8     45.2  46.3
------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during period.

(b) For the five months ended August 31, 1999 (Note A).

(c) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

(d) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.

*   Annualized

**  Not annualized

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Barrett International Shares


------------------------------------------------------------------------------------
                                                                   1999(b) 1999(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period                               $50.14  $52.40
                                                                   -----------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                                               .25(e)  .52(d)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions 7.20    2.78
                                                                   -----------------
------------------------------------------------------------------------------------
  Total from investment operations                                   7.45    3.30
------------------------------------------------------------------------------------
Less distributions from net realized gains on investment
  transactions                                                      (2.65)  (5.56)
------------------------------------------------------------------------------------
Net asset value, end of period                                     $54.94  $50.14
                                                                   -----------------
------------------------------------------------------------------------------------
Total Return (%)                                                    15.27**  6.60**
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 25      23
------------------------------------------------------------------------------------
Ratio of operating expenses, to average daily net assets (%)         1.03*   1.08*
------------------------------------------------------------------------------------
Ratio of net investment income to average daily net assets (%)       1.11*   1.02*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         81.5*   79.9
------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during period.

(b) For the five months ended August 31, 1999 (Note A).

(c) For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.

(d) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

(e) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.

*   Annualized

**  Not annualized

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class R Shares


------------------------------------------------------------------------------------
                                                                           1999(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $53.33
                                                                           ---------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
Net investment income (loss)                                                 (.02)
------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions           1.47
                                                                           ---------
------------------------------------------------------------------------------------
Total from investment operations                                             1.45
------------------------------------------------------------------------------------
Less distributions from net realized gains on investment transactions           --
------------------------------------------------------------------------------------
Net asset value, end of period                                             $54.78
                                                                           ---------
------------------------------------------------------------------------------------
Total Return (%)                                                             2.72**
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       2.8
------------------------------------------------------------------------------------
Ratio of operating expenses, to average daily net assets (%)                 1.63*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets (%)        (.09)**
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 81.5*
------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during period.

(b) For the period August 2, 1999 (commencement of Class R shares) to August 31, 1999 (Note A).

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                 August 31, 1999

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On June 7, 1999 the Fund changed its fiscal year end for financial reporting and federal income tax purposes from March 31 to August 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Effective August 2, 1999, the Fund offers three classes of shares: International Shares, Barrett International Shares, and Class R Shares. Class R Shares are available for purchase by participants of certain employer-sponsored retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services, and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the five months ended August 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $1,207,319,434 and $1,109,806,900, respectively. During the year ended March 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $2,234,157,696 and $2,228,313,830, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next $1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the five months ended August 31, 1999, the fees pursuant to this agreement amounted to $11,269,103, of which $2,432,369 is unpaid at August 31, 1999. This was equivalent to an annualized effective rate of 0.80% of the Fund's average daily net assets. For the year ended March 31, 1999, the fees pursuant to this agreement amounted to $23,819,941. This was equivalent to an annual effective rate of 0.81% of the Fund's average daily net assets.

Administrative Service Fees. Kemper Distributors, Inc. ("KDI") provides information and administrative services to Class R Shareholders at an annual rate of up to .25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period August 2, 1999 through August 31, 1999, the Administrative Services Fee was as follows:

                                     Total        Fees Waived     Unpaid at
Administrative Service Fee        Aggregated         by KDI    August 31, 1999
--------------------------------------------------------------------------------
Class R ...................        $      109   $      --    $      109

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R Shares. During the first year of operations for Class R shares, shareholder services fee will be accrued at 0.35%. For the period August 2, 1999 through August 31, 1999, the amount charged to Class R aggregated $139 of which all is unpaid at August 31, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the other classes of the Fund. For the five months ended August 31, 1999, the amount charged by SSC to the International Shares and Barrett International Shares for services to shareholders aggregated $1,258,902 and $4,632, of which $255,782 is unpaid at August 31, 1999. For the year ended March 31, 1999, the amount charged by SSC to the International Shares and Barrett International Shares for services to shareholders aggregated $3,098,197 and $4,857, respectively.

The International Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the five months ended August 31, 1999, the Special Servicing Agreement expense charged to the International Shares of the Fund amounted to $292,143, of which

$241,819 is unpaid at August 31, 1999. For the year ended March 31, 1999, the Special Servicing Agreement expense charged to the International Shares of the Fund amounted to $817,498.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the International Shares of the Fund. For the five months ended August 31, 1999, the amount charged to the International Shares of the Fund by STC aggregated $1,202,021, of which $254,431 is unpaid at August 31, 1999. For the year ended March 31, 1999, the amount charged to the International Shares of the Fund by STC aggregated $2,067,603.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the five months ended August 31, 1999, the amount charged to the Fund by SFAC aggregated $402,576, of which $83,574 is unpaid at August 31, 1999. For the year ended March 31, 1999, the amount charged to the Fund by SFAC aggregated $893,682.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the five months ended August 31, 1999, Directors' fees and expenses aggregated $14,291. For the year ended March 31, 1999, Directors' fees and expenses aggregated $63,387.

D. Commitments

As of August 31, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $5,448,314.

                                                                       Net
                                                                    Unrealized
                                                                   Appreciation
                                                     Settlement   (Depreciation)
    Contracts to Deliver       In Exchange For          Date         (U.S.$)
--------------------------------------------------------------------------------
Japanese Yen  9,845,626,279   U.S. Dollars  84,511,814   9/7/1999    (5,448,314)

E. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:


                   Five Months Ended                             Year Ended
                    August 31, 1999                            March 31, 1999
                   ----------------------------------- --------------------------------

Shares sold            Shares          Dollars          Shares          Dollars
---------------------------------------------------------------------------------------
International
  Shares ..........    23,688,225  $1,237,863,482      44,060,365    $2,240,750,153

Barrett
  International
  Shares* .........         6,462         343,000      434,026(a)    22,731,652(a)

Class R Shares** ..        51,931       2,844,504              --               --

                                    1,241,050,986                    2,263,481,805

Shares issued to shareholders in reinvestment of distributions
---------------------------------------------------------------------------------------
International
  Shares ..........     3,072,099  $  156,369,846        5,925,727   $  288,615,427

Barrett
  International
  Shares* .........        18,682         952,397           36,722        1,789,941

Class R Shares** ..            --              --               --               --

                                      157,322,243                       290,405,368

Shares redeemed
---------------------------------------------------------------------------------------
International
  Shares ..........  (22,623,108)  $(1,191,589,522)   (43,688,877)   $(2,231,145,939)

Barrett
  International
  Shares* .........       (27,968)      (1,464,486)        (9,908)          (500,772)

Class R Shares** ..          (392)         (21,453)            --                 --

                                    (1,193,075,461)                   (2,231,646,711)

Net increase (decrease)
---------------------------------------------------------------------------------------
International
  Shares                4,137,216  $  202,643,806        6,297,215   $  298,219,641

Barrett
  International
  Shares*                  (2,824)       (169,089)         460,840       24,020,821

Class R Shares**           51,539       2,823,051               --               --

                                      205,297,768                       322,240,462

(a) Includes $21,054,972 and 401,812 shares from shares issued in tax free reorganization.

* For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.

** For the period August 2, 1999 (commencement of sale of Class R Shares) to August 31, 1999.

                               Year Ended
                             March 31, 1998
                   --------------------------------------

Shares sold            Shares          Dollars
---------------------------------------------------------

International
  Shares ..........    21,147,508  $1,071,204,110

Shares issued to shareholders in reinvestment of
distributions
---------------------------------------------------------

International
  Shares ..........     5,897,787  $  269,844,500

Shares redeemed
---------------------------------------------------------

International
  Shares ..........   (25,366,964) $(1,288,548,383)

Net increase (decrease)
---------------------------------------------------------

International
  Shares ..........     1,678,331  $   52,500,227

F. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 25, 1999

Tax Information
--------------------------------------------------------------------------------
                                                                 August 31, 1999

The Fund paid distributions of $2.65 per share from net long-term capital gains during the five months ended August 31, 1999, of which 100% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $112,000,000 as capital gain dividends for the five months ended August 31, 1999, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $4,200,000 and earned $17,400,000 of foreign source income during the five months ended August 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.26 per share as income earned from foreign sources for the five months ended August 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Barrett International
Shares

345 Park Avenue,
New York, New York 10154
(800) 854-8525

Investment Manager
Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

Distributor
Scudder Investor Services, Inc.
Two International Place
Boston, Massachusetts 02110

Custodian
Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109

Fund Accounting Agent
Scudder Fund Accounting Corporation
Two International Place
Boston, Massachusetts 02110

Transfer Agent and
Dividend Disbursing Agent
Scudder Service Corporation
P.O. Box 9242
Boston, Massachusetts 02205

Legal Counsel
Dechert, Price & Rhoads
10 Post Office Square South
Boston, Massachusetts 02109

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



This report is for the information of the shareholders. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.